Advanced Series Trust

AST Moderate Multi-Asset Portfolio

Supplement dated June 13, 2022 to the
Currently Effective Prospectus

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) for the AST Moderate Multi-Asset Portfolio (formerly, the AST AllianzGI World Trends Portfolio) (the Portfolio), a series of the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the Prospectus.

I.	New Subadvisory Arrangements and Strategy Change

The Board of Trustees of the Trust (the Board), on behalf of the Portfolio, approved: (i) replacing Allianz Global Investors U.S. LLC (AllianzGI) with PGIM Fixed Income, a business unit of PGIM, Inc., PGIM Limited, PGIM Quantitative Solutions LLC, and Wellington Management Company LLP as subadvisers to the AST Portfolio; and (ii) revising the investment strategy of the Portfolio.

The Manager expects to begin the implementation of the change to the Portfolio’s principal investment strategies as of June 15, 2022 with final completion expected by July 1, 2022.

To reflect the changes described above, the Prospectus is hereby revised as follows, effective, unless otherwise noted, June 15, 2022:

The description of the Portfolio’s principal investment strategies in the “SUMMARY: AST MODERATE MULTI-ASSET PORTFOLIO—INVESTMENTS, RISKS AND PERFORMANCE” section of the Prospectus is hereby deleted and replaced with the description set forth below:

Principal Investment Strategies. The Portfolio’s asset allocation generally provides for an allotment of approximately 60% of Portfolio assets to a combination of domestic and international equity strategies and an allotment of approximately 40% of Portfolio assets to a combination of US fixed income and global hedged bond strategies.

The asset allocation strategy is determined by the Manager and PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions), the subadviser to the Portfolio. As a general matter, PGIM Quantitative Solutions begins by constructing a neutral allocation for the Portfolio. Each neutral allocation initially divides the assets for the Portfolio across three broad-based securities benchmark indexes. These benchmark indexes are the S&P 500 Index, the MSCI ACWI Index, and the Bloomberg US Aggregate Index. The neutral allocation will emphasize investments in the equity asset class. The selection of specific combinations of Underlying Portfolios for the Portfolio generally will be determined by the Manager. The Manager will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for the Portfolio. PGIM Quantitative Solutions will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, PGIM Quantitative Solutions will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for the Portfolio based upon its views on certain factors

Included in the directly managed portion is an overlay strategy managed by PGIM Quantitative Solutions for liquidity and asset allocation purposes. The Portfolio allocates approximately 15-25% of its net assets to the overlay strategy, which is employed through an overlay sleeve. The overlay strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio’s asset levels, liquidity, and asset allocations. The overlay strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The overlay strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The overlay strategy may also invest in ETFs for additional exposure to relevant markets. The overlay strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.

The table in the “SUMMARY: AST MODERATE MULTI-ASSET PORTFOLIO—MANAGEMENT OF THE PORTFOLIO” section of the Prospectus is hereby revised by adding the information set forth below:

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Brian Ahrens	Vice President, Strategic Investment Research Group	June 2022
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	June 2022
		Todd L. Kerin	Vice President, Strategic Investment Research Group	June 2022
	PGIM Quantitative Solutions LLC	Marcus Perl	Principal, Portfolio Manager	June 2022
		Edward L. Campbell, CFA	Managing Director, Portfolio Manager	June 2022
		Joel M. Kallman, CFA	Vice President, Portfolio Manager	June 2022
	PGIM Fixed Income/ PGIM Limited			June 2022
	Wellington Management Company LLP			June 2022

The section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST—AST MODERATE MULTI-ASSET PORTFOLIO—Principal Investment Policies” is hereby deleted and replaced with the information set forth below:

Principal Investment Policies. The Portfolio’s asset allocation generally provides for an allotment of approximately 60% of Portfolio assets to a combination of domestic and international equity strategies and an allotment of approximately 40% of Portfolio assets to a combination of US fixed income and global hedged bond strategies.

The asset allocation strategy is determined by the Manager and PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions), the subadviser to the Portfolio. As a general matter, PGIM Quantitative Solutions begins by constructing a neutral allocation for the Portfolio. Each neutral allocation initially divides the assets for the Portfolio across three broad-based securities benchmark indexes. These benchmark indexes are the S&P 500 Index, the MSCI ACWI Index, and the Bloomberg US Aggregate Index. The neutral allocation will emphasize investments in the equity asset class. The selection of specific combinations of Underlying Portfolios for the Portfolio generally will be determined by the Manager. The Manager will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for the Portfolio. PGIM Quantitative Solutions will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, PGIM Quantitative Solutions will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for the Portfolio based upon its views on certain factors.

Included in the directly managed portion is an overlay strategy managed by PGIM Quantitative Solutions for liquidity and asset allocation purposes. The Portfolio allocates approximately 15-25% of its net assets to the overlay strategy, which is employed through an overlay sleeve. The overlay strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio’s asset levels, liquidity, and asset allocations. The overlay strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The overlay strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The overlay strategy may also invest in ETFs for additional exposure to relevant markets. The overlay strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.

The Manager has retained the Subadvisers listed below to directly manage the assets allocated to the indicated investment categories and strategies.

Subadvisers	Portfolio Strategies
PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions)	International Core Equity Large-Cap Core Low-Tracking Error Overlay Sleeve
PGIM Fixed Income/PGIM Limited	Core Plus Fixed Income Global Total Return Bond—USD Hedged
Wellington Management Company LLP (Wellington Management)	Global Bond

INTERNATIONAL CORE EQUITY (PGIM Quantitative Solutions). This strategy seeks to invest in equity and equity-related securities, including but not limited to common stock, preferred stock, securities convertible into or exchangeable for stock, rights, warrants, depository receipts for those securities, exchange-traded funds, futures and swaps of or relating to issuers that are: (i) located, organized or headquartered in developed market countries outside of the US and Canada or (ii) included (or scheduled for inclusion by the index provider) as developed market issuers in one or more broad-based market indices. PGIM Quantitative Solutions employs an equity investment strategy using a quantitatively driven investment process based on fundamental insights. The stock selection process utilizes an adaptive model that evaluates stocks differently based on their characteristics. PGIM Quantitative Solutions constructs a portfolio that seeks to maximize the strategy’s investment in the most attractive stocks identified by the model subject to risk constraints.

LARGE-CAP CORE LOW-TRACKING ERROR (PGIM Quantitative Solutions). This strategy seeks to invest in equity and equity-related securities of US large-capitalization companies. Equity and equity-related securities include common and preferred stock, ETFs, securities convertible into common stock, securities having common stock characteristics, futures contracts and other derivative instruments whose value is based on common stock, such as rights, warrants or options to purchase common stock. PGIM Quantitative Solutions employs a quantitatively driven investment process, which uses an adaptive model that evaluates stocks based on their growth expectations and seeks to identify the most attractive stocks, subject to risk constraints.

OVERLAY (PGIM Quantitative Solutions). Included in the directly managed portion is an overlay strategy for liquidity and asset allocation purposes. The Portfolio allocates approximately 15-25% of its net assets to the overlay strategy, which is employed through an overlay sleeve. The overlay strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio’s asset levels, liquidity, and asset allocations. The overlay strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The overlay strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The overlay strategy may also invest in ETFs for additional exposure to relevant markets. The overlay strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.

CORE PLUS FIXED INCOME (PGIM Fixed Income). This strategy seeks total return by investing in a diversified portfolio of fixed income securities, including (but not limited to) US Government securities, mortgage-related and asset-backed securities (including collateralized debt obligations and collateralized loan obligations), corporate debt securities and foreign debt securities. The strategy may invest up to 30% of its investable assets in speculative, high risk, below investment-grade securities. These securities are also known as high-yield debt securities or junk bonds. The strategy may invest up to 25% of its investable assets in non-US dollar denominated debt, and up to 20% in emerging markets debt. In managing the strategy’s assets, PGIM Fixed Income will use a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, PGIM Fixed Income develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer. PGIM Fixed Income may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The strategy may invest in a security based upon the expected total return rather than the yield of such security.

GLOBAL TOTAL RETURN—USD HEDGED (PGIM Fixed Income). This strategy seeks total return by investing in a diversified portfolio of fixed income securities worldwide. The strategy normally invests at least 65% of its total assets in income-producing debt securities of US and foreign corporations and governments, supranational organizations, semi-governmental entities or government agencies, authorities or instrumentalities, investment-grade-rated US or foreign mortgages and mortgage-related securities, asset backed securities (including collateralized debt obligations and collateralized loan obligations), emerging market debt and US or foreign short-term and long-term bank debt securities or bank deposits. In addition, under normal market conditions the Fund maintains at least 80% of its net assets in US dollar currency exposure. In managing the strategy’s assets, PGIM Fixed Income will use a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, PGIM Fixed Income develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer. PGIM Fixed Income may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The strategy may invest in a security based upon the expected total return rather than the yield of such security.

GLOBAL BOND (Wellington Management). This strategy seeks to generate excess returns through the combination of lowly correlated investment strategies developed by highly specialized investors. Each investor has a specialized area of focus which is sector, region, or investment style based. The investment universe includes fixed income securities denominated in various currencies and issued by government, government-related, corporate, and securitized issuers from around the world. The team-based structure of the approach helps to ensure that portfolios are highly diversified which leads to more consistent risk-adjusted returns in a variety of market environments.

Generally, the Manager and PGIM Quantitative Solutions currently expect the assets of the Portfolio will be invested as set forth in the table below:

Approximate Net Assets Allocated to Investing Primarily in Equity Securities	Approximate Net Assets Allocated to Investing Primarily in Debt Securities and Money Market Instruments
60% (generally range from 52.5%-67.5%)	40% (generally range from 32.5%-47.5%)

The Manager and PGIM Quantitative Solutions currently expect that any changes to the asset allocation and Underlying Portfolio weights will be effected within the above-referenced ranges. Consistent with the Portfolio’s principal investment policies, the Manager and PGIM Quantitative Solutions may, however, change the asset allocation and Underlying Portfolio weights both within and beyond such above-referenced ranges at any time in their sole discretion. In addition, the Manager and PGIM Quantitative Solutions may, at any time in their sole discretion, rebalance the Portfolio’s investments to cause its composition to match the asset allocation and Underlying Portfolio weights.

The section of the Prospectus entitled “HOW THE TRUST IS MANAGED—PORTFOLIO MANAGERS— AST AllianzGI World Trends Portfolio” is hereby deleted and replaced with the information set forth below:

PGIM Investments. Brian Ahrens, Andrei Marinich, CFA, and Todd L. Kerin are jointly and primarily responsible for the Portfolio’s manager allocations.

Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.

Andrei Marinich, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments’ Strategic Investment Research Group. This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include; multi-manager single asset class, liquid alternative, multi-asset target risk and outcome oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc. (UBS) and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments &Wealth Institute.

Todd L. Kerin is a Vice President and member of the Strategic Investment Research Group’s (SIRG) Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor’s working in various capacities. Most recently, he worked as a senior fixed income mutual fund analyst in S&P’s Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature from Western New England University.

PGIM Quantitative Solutions. The PGIM Quantitative Solutions portfolio managers who are jointly and primarily responsible for the asset allocation strategy for the Portfolio are Marcus M. Perl, Edward L. Campbell, CFA and Joel M, Kallman, CFA.

Marcus M. Perl is a Principal and Portfolio Manager for PGIM Quantitative Solutions working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, research, strategic asset allocation and portfolio construction. Prior to joining PGIM Quantitative Solutions, Marcus was a Vice President and Portfolio Manager at PGIM Investments and a Vice President at FX Concepts Inc. Marcus holds an MA in economics from the University of Southern California.

Edward L. Campbell, CFA, is a Managing Director and Portfolio Manager for PGIM Quantitative Solutions working within the Global Multi-Asset Solutions team. As the Director of Dynamic Asset Allocation, he is responsible for portfolio management, analysis, and economic and market valuation research, and he oversees a team of investment professionals. Ed also represents the firm through appearances in major media outlets, most notably as a regular guest on CNBC’s Squawk Box. Prior to joining PGIM Quantitative Solutions, Ed served as a Portfolio Manager and Senior Analyst for PGIM Investments’ Strategic Investment Research Group (SIRG). Previously, Ed was a Partner and Vice President at Trilogy Advisors. He earned a BS in economics and international business from The City University of New York and an MBA in finance, global business and organizational leadership from the New York University Stern School of Business.

Joel M. Kallman, CFA, is a Vice President and Portfolio Manager for PGIM Quantitative Solutions working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. Prior to joining PGIM Quantitative Solutions, Joel held various positions for PGIM Fixed Income that involved high-yield credit analysis and performance reporting. He earned a BS and MBA in finance from Rutgers University. Joel is a member of the New York Society of Security Analysts.

Effective July 1, 2022, all references and information pertaining to AllianzGI are hereby removed from the Prospectus.

II.	Reorganization

The Board approved the reorganization (the Reorganization) of the Portfolio (the Target Portfolio) into the AST Balanced Asset Allocation Portfolio (the Acquiring Portfolio), another series of the Trust. The Reorganization is subject to approval by the shareholders of the Target Portfolio. It is anticipated that a proxy statement/prospectus relating to the Reorganization will be mailed to Target Portfolio shareholders on or about September 12, 2022, and that the special meeting of the Target Portfolio’s shareholders will be held on or about October 18, 2022.

Pursuant to the Reorganization, the assets and liabilities of the Target Portfolio would be exchanged for shares of the Acquiring Portfolio, and Target Portfolio shareholders would become shareholders of the Acquiring Portfolio. No charges would be imposed in connection with the proposed Reorganization. The Acquiring Portfolio shares to be received by the Target Portfolio shareholders in the proposed Reorganization would be equal in value to the Target Portfolio shares held by such shareholders immediately prior to the proposed Reorganization. The Target Portfolio and the Acquiring Portfolio anticipate obtaining an opinion of counsel to the effect that the proposed Reorganization would not result in any adverse federal income tax consequences to either the Target Portfolio or the Acquiring Portfolio, or their respective shareholders.

If the required shareholder approval is obtained and all required closing conditions are satisfied, including receipt of the tax opinion, it is expected that the proposed Reorganization will be completed in, or around, the fourth quarter of 2022, or as soon as reasonably practicable once shareholder approval is obtained.

This supplement should be read and retained for future reference.

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